UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Year Ended December 31, 2014

Dear Shareholders:

The UTC North American Fund returned 10.65 percent for the year ended December 31st 2014, as global equity markets experienced another year of solid performance, growing beyond the 5.54 percent return for the year-to-date period ended June 30th 2014. The MSCI All Country World Index was up 2.10 percent in 2014. After stumbling in early April 2014 as well as October 2014, U.S. stocks continued their upward trajectory and posted gains in the final quarter of the year, with the S&P 500 Index rising 13.69 percent over the year-to-date period.  The Fund’s return continues to be driven primarily by the performance of its equity component. The decision to increase the Fund’s strategic equity allocation from 75 percent to 80 percent while, reducing the fixed income allocation from 25 percent to 19 percent continues to positively impact the Fund’s performance.

Growth in the United States and Europe continues to pick up speed, whilst slowing in many of the major emerging markets.  Global activity has generally strengthened and is expected to grow moderately in 2015. The International Monetary Fund (IMF) estimates Global Gross Domestic Product (GDP) growth of 3.3 percent in 2014 and 3.5 percent in 2015.  This would be driven by advanced economies, mainly the United States, as private domestic demand strengthens. Meanwhile growth in the Euro area is expected to grow minimally at 1.2 percent in 2015, from 0.8 percent in 2014 despite the support from lower oil prices and depreciation of the Euro. Overall, growth in advanced economies is projected to rise by 2.4 percent in both 2015 and 2016.

In the United States, the recovery gained further momentum in 3Q 2014 with economic growth of 2.7 percent year-over-year, as consumer and business spending fueled the biggest expansion in more than a decade.  More jobs and cheaper gasoline are giving households the means to boost spending even further. The decline in oil prices has also provided a boost for the economy. However, the appreciation of the U.S. dollar over the period means net external trade will likely be a small drag on GDP.

During 2014, the United States economy also benefited from gains in a number of areas. Notably, household purchases increased and continues to do so, expanding by 3.2 percent year-over-year in September 2014. The labour market continued to improve and unemployment hit a low of 5.8 percent in November 2014, its lowest figure in over 6 years. Also supporting positive economic performance were increases in exports, state and local government spending and residential fixed investment. The IMF estimates growth of 2.4 percent in 2014 and forecasts growth of 3.6 percent in 2015.

In Canada, GDP during 3Q 2014 is estimated to have grown 2.85 percent quarter-over-quarter following growth of 3.59 percent in the second quarter of 2014.  Strong data on auto sales, home sales and inflation has helped position the economy for the effects of lower oil prices. Unlike their American counterparts, Canada has been struggling to reduce its jobless rate.  The unemployment rate stood at 6.6 percent as at December 2014. For 2015. downside risks to economic growth exists in the form of lower oil prices and a correction in the housing market. Analysts are expecting higher government spending, which coupled with the continued growth in the U.S. economy is anticipated to boost the Canadian economy going forward. Overall, GDP growth is expected to be around 2.4 percent in 2014, slightly up from 2.0 percent in 2013, and 2.3 percent anticipated in 2015.

In January 2015, the International Monetary Fund (IMF) reduced its global growth forecast for 2015 from 3.8 percent to 3.5 percent. The reduction was based on lower potential growth in many countries and the lingering effects of the crisis. There have been increased geo-political risks this year particularly with Russia/Ukraine and in the Middle Eastern/African region, which are seemingly contained for now, and the price of oil has fallen sharply. In the Euro area, the threat of deflation persists; which may lead to falling profits, closing of factories, shrinking employment and incomes, and increasing defaults on loans by companies and individuals. In Emerging Market territories, fears of supply side constraints (factors that inhibit economic productivity) as well as fiscal constraints remain. Despite these risks, accommodative monetary policy is expected to have a positive impact on several economies and analysts continue to be overall positive about global growth going forward.

FUND PERFORMANCE

For the year ended December 31, 2014, the UTC North American Fund posted a return of 10.65 percent, compared to the blended index benchmark return of 11.39 percent. The Fund’s equity component’s benchmark, the S&P 500 Index, generated a return of 13.69 percent while the fixed income component’s benchmark, the Barclays U.S. Government/Credit Bond Index, returned 6.01 percent.

The underperformance during 2014 was mainly attributable to the Fund’s fixed income component. Management’s conservative approach with a high quality AA, short-dated portfolio versus the index’s longer-dated, lower credit quality portfolio, as well as a persistent low interest rate environment exerted downward pressure on the overall fixed income portfolio returns. In 2015, Management will expand its selection pool for fixed income assets, allowing for the investment in bonds with higher yields.

The rebalancing of the equity component has been consistent with Management’s expectations and the equity component appreciated over 2014, with the allocation currently being in line with the proposed strategic asset allocation. The Fund’s equity component yielded an impressive 17.27 percent during 2014versus the S&P 500 Index return of 13.69 percent.

The strategy for 2015 will involve a balanced approach with a heavier weighting in equities versus fixed income securities.

Ms. Amoy Van Lowe
President

UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Service USA, Inc. (the “Broker-Dealer”), a FINRA member firm.  The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker- Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Fund’s investment Adviser as of December 31, 2014 and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

MSCI All Country World Index - A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

Euro Area - The member states of the European Union whose currency is the euro.

UTC North American Fund, Inc.

Investment Results

For the Year Ended December 31, 2014
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 12/31/04.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS U.S. GOVERNMENT/CREDIT BOND INDEX - The Barclays U.S. Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 Index and the Barclays U.S. Capital Government/Credit Bond Index, respectively.

	Average Annual Rate of Return
	One Year Ended	5 Years Ended	10 Years Ended
	December 31, 2014	December 31, 2014	December 31, 2014
UTC North American Fund	10.65%	6.48%	2.42%
S&P 500 Index	13.69%	15.45%	7.67%
UTC North American Fund Blended Index	11.39%	12.22%	6.78%
Barclays U.S. Government/Credit Bond Index	6.01%	4.69%	4.70%

UTC North American Fund, Inc.

Additional Information on Fund Expenses

For December 31, 2014
(Unaudited)

For the Six Months Ended December 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/2014 – 12/31/2014).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that  a redemption  be made by wire transfer, currently  the Fund’s  transfer  agent  charges  a  $15.00  fee.    You will be charged  a redemption  fee equal to 2.00% of the  value of shares  redeemed  if you  redeem  your  shares  in the  Fund 30 days after the date of purchase.   To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below.  The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical   account values and hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2014

	Beginning Value 07/01/14	Ending Value 12/31/14	Expenses Paid During the Period 07/01/14 – 12/31/14*
Actual	$1,000.00	$1,048.40	$11.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.21	$10.97

*Expenses are equal to the Fund’s annualized expense ratio of 2.15% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown
December 31, 2014
(as a % of investments)
(Unaudited)

UTC North American Fund
Schedule of Investments
December 31, 2014

Shares		Value
	COMMON STOCKS - 74.9%
	Aerospace & Defense - 0.3%
2,000	Rolls-Royce Holdings PLC - ADR (b)	$134,380

	Automobiles - 2.4%
16,600	Ford Motor Co.	257,300
21,000	General Motors Co.	733,110
		990,410
	Beverages - 3.4%
13,900	The Coca-Cola Co.	586,858
8,400	Constellation Brands, Inc. - Class A (a)	824,628
		1,411,486
	Building Products - 0.8%
11,200	USG Corp. (a)	313,488

	Capital Markets - 2.1%
1,180	BlackRock, Inc.	421,921
11,700	Morgan Stanley	453,960
		875,881
	Chemicals - 1.2%
1,000	Air Products & Chemicals, Inc.	144,230
3,000	Airgas, Inc.	345,540
		489,770
	Commercial Banks - 4.1%
2,220	M&T Bank Corp.	278,876
25,545	Wells Fargo & Co.	1,400,377
		1,679,253
	Construction Materials - 0.5%
2,000	Martin Marietta Materials, Inc.	220,640

	Consumer Finance - 1.0%
4,740	Capital One Financial Corp.	391,287

	Distributors - 0.6%
2,400	Genuine Parts Co.	255,768

	Diversified Financial Services - 1.1%
2,909	Berkshire Hathaway Inc. - Class B (a)	436,786

	Diversified Telecommunication Services - 1.7%
14,511	Verizon Communications Inc.	678,825

The accompanying notes are an integral part of these financial statements.

Shares		Value
	Electric Utilities - 1.7%
4,000	American Electric Power Company. Inc. (AEP)	$242,880
2,560	Duke Energy Corp.	213,862
4,300	Northeast Utilities	230,136
		686,878
	Electrical Equipment - 1.2%
8,227	Emerson Electric Co.	507,853

	Electronic Equipment, Instruments & Components - 2.2%
14,315	TE Connectivity Ltd. (b)	905,424

	Food & Staples Retailing - 4.7%
4,590	Costco Wholesale Corp.	650,632
8,851	CVS Caremark Corp.	852,440
8,400	Whole Foods Market, Inc.	423,528
		1,926,600
	Health Care Providers & Services - 7.2%
3,700	Anthem Inc.	464,979
12,920	Humana Inc.	1,855,700
6,300	UnitedHealth Group Inc.	636,867
		2,957,546
	Hotels, Restaurants & Leisure - 1.9%
8,000	Melco Crown Entertainment Ltd. - ADR (b)	203,200
7,202	Starbucks Corp.	590,924
		794,124
	Household Durables - 1.3%
15,700	KB Home	259,835
7,700	Lennar Corp. - B Shares	278,047
		537,882
	Industrial Conglomerates - 2.9%
7,299	3M Co.	1,199,372

	Internet Software & Services - 4.9%
5,200	Alibaba Group Holding Ltd. - ADR (a)(b)	540,488
6,250	Facebook, Inc. (a)	487,625
934	Google Inc. - Class A (a)	495,636
934	Google Inc. - Class C (a)	491,658
		2,015,407
	Media - 2.9%
2,950	Comcast Corp. - Special Class A	169,817
2,200	DIRECTV (a)	190,740
2,300	Discovery Communications Inc. - Class A (a)	79,235
2,300	Discovery Communications Inc. - Class C (a)	77,556
3,470	Viacom Inc. - Class A	261,985
4,300	The Walt Disney Co.	405,017
		1,184,350

The accompanying notes are an integral part of these financial statements.

Shares		Value
	Oil, Gas & Consumable Fuels - 2.6%
2,961	Chevron Corp.	$332,165
4,000	Noble Energy, Inc.	189,720
3,300	Range Resources Corp.	176,385
9,900	Spectra Energy Corp.	359,370
		1,057,640
	Pharmaceuticals - 2.8%
12,600	Novartis AG - ADR(b)	1,167,516

	Road & Rail - 4.9%
16,866	Union Pacific Corp.	2,009,246

	Semiconductors & Semiconductor Equipment - 0.9%
6,600	Texas Instruments Inc.	352,869

	Specialty Retail - 3.2%
19,343	The TJX Companies, Inc.	1,326,543

	Technology Hardware, Storage & Peripherals - 7.9%
27,636	Apple Inc.	3,050,462
5,800	Diebold, Inc.	200,912
		3,251,374
	Trading Companies & Distributors - 2.5%
22,000	Fastenal Co.	1,046,320

	TOTAL COMMON STOCKS (Cost $22,712,053)	30,804,918

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.5%
1,700	Simon Property Group, Inc.	309,587
4,100	Ventas, Inc.	293,970
850	Washington Prime Group Inc.	14,637
	TOTAL REITS (Cost $537,527)	618,194

	EXCHANGE TRADED FUNDS - 4.9%
	Investment Companies - 4.9%
9,300	Financial Select Sector SPDR Fund	229,989
5,400	iShares Credit Bond ETF	603,774
5,600	iShares MSCI EAFE ETF	340,704
2,925	iShares Russell 2000 Growth ETF	416,461
4,700	iShares Russell Mid-Cap Growth ETF	438,181
	TOTAL EXCHANGE TRADED FUNDS (Cost $1,916,919)	2,029,109

Principal Amount		Value
	ASSET BACKED SECURITIES - 0.1%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$48,416	7.707%, 10/02/2022 (Acquired 07/19/2005, Cost $48,452) (c)(d)	54,313
	Federal Express Corp. 1993 Pass Through Trust
2,136	8.760%, 05/22/2015	2,205
	TOTAL ASSET BACKED SECURITIES (Cost $50,594)	56,518

The accompanying notes are an integral part of these financial statements.

Principal Amount		Value
	CORPORATE BONDS - 14.2%
	Beverages - 1.1%
	The Coca-Cola Co.
$450,000	1.650%, 11/01/2018	$450,643

	Commercial Banks - 1.7%
	Royal Bank of Canada
700,000	2.200%, 07/27/2018 (b)	708,373

	Consumer Finance - 0.9%
	Toyota Motor Credit Corp.
350,000	1.250%, 10/05/2017	349,190

	Diversified Financial Services - 1.9%
	Berkshire Hathaway Finance Corp.
450,000	1.550%, 02/09/2018	450,117
300,000	5.400%, 05/15/2018	335,938
		786,055
	Educational Services - 2.2%
	Princeton University
800,000	4.950%, 03/01/2019	896,654

	Food & Staples Retailing - 2.1%
	Wal-Mart Stores, Inc.
800,000	4.125%, 02/01/2019	872,182

	Internet & Catalog Retail - 0.8%
	Amazon.com, Inc.
350,000	1.200%, 11/29/2017	346,532

	Oil, Gas & Consumable Fuels - 1.1%
	CNOOC Finance 2013 Ltd.
450,000	1.750%, 05/09/2018 (b)	443,156
	Petroldrill Four Ltd.
25,040	4.620%, 04/15/2016	25,631
		468,787
	Pharmaceuticals - 1.2%
	Eli Lilly & Co.
450,000	5.200%, 03/15/2017	489,572

	Software - 1.0%
	Microsoft Corp.
400,000	0.875%, 11/15/2017	396,291

	Transportation - 0.2%
	The Burlington Northern and Santa Fe Railway Co 2002-1 Pass Through Trust
$55,499	5.943%, 01/15/2022	$60,146
	TOTAL CORPORATE BONDS (Cost $5,838,583)	5,824,425

The accompanying notes are an integral part of these financial statements.

Principal Amount		Value
	SHORT-TERM INVESTMETNS - 5.0%
	United States Treasury Bills – 5.0%
1,998,000	0.060%, 05/28/2015	1,997,514
29,000	0.064%, 06/04/2015	28,992
19,000	0.059%, 06/11/2015	18,995
3,000	0.069%, 06/25/2015	2,999
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,048,663)	2,048,500

	Total Investments (Cost $33,104,339) - 100.6%	41,381,664
	Liabilities in Excess of Other Assets - (0.6)%	(231,573)
	TOTAL NET ASSETS - 100.0%	$41,150,091

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of the foreign issued securities is $4,102,537 (9.97% of net assets) at December 31, 2014.
(c)	Restricted Security. The total value of restricted securities is $54,313 (0.1% of net assets) at December 31, 2014.
(d)	Illiquid Security. The total value of illiquid securities is $54,313 (0.1% of net assets) at December 31, 2014

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund Statement of Assets and Liabilities December 31, 2014

ASSETS
Investments, at value (cost $33,104,339)	$41,381,664
Cash	929
Dividends receivable	21,732
Interest receivable	52,198
Other assets	7,580
TOTAL ASSETS	41,464,103

LIABILITIES
Payable to advisor (Notes 3 and 5)	54,999
Payable for capital shares redeemed	5,360
Distribution payable	103
Accrued distribution fees (Notes 4 and 5)	96,351
Accrued service fees (Notes 4 and 5)	48,125
Accrued directors fees and expenses	2,532
Accrued board meeting fees	10,267
Accrued legal fees	5,203
Accrued audit fees	21,500
Other accrued expenses	69,572
TOTAL LIABILITIES	314,012

NET ASSETS	$41,150,091

Net assets consist of:
Capital stock ($0.01 par value)	$32,947,247
Accumulated net realized loss on investments sold	(74,481)
Net unrealized appreciation on investments	8,277,325
NET ASSETS	$41,150,091

Shares issued and outstanding (8,000,000 shares authorized)	3,497,160

Net asset value, redemption price and offering price per share (1)	$11.77

(1) A redemption fee of 2.00% may be charged when shares are redeemed within 30 days of purchase. Redemption price will vary based upon the time the Fund is held. (See Note 1)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund Statement of Operations For The Year Ended December 31, 2014

INVESTMENT INCOME
Interest income	$90,005
Dividend income (Net of foreign withholding tax of $5,360)	573,997
TOTAL INVESTMENT INCOME	664,002

EXPENSES
Distribution fees (Note 4 and 5)	184,758
Advisory fees (Notes 3 and 5)	167,379
Shareholder servicing and accounting costs	119,140
Professional fees	95,240
Service fees (Note 4 and 5)	92,379
Administration fees	60,692
Custody fees	23,031
Directors fees and expenses	8,031
Board meeting expense	3,640
Federal and state registration fees	2,288
Other expenses	34,494
TOTAL EXPENSES	791,072

NET INVESTMENT LOSS	(127,070)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(53,552)
Change in unrealized appreciation on investments	3,952,342

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,898,790

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,771,720

The accompanying notes are an integral part of these financial statements.

UTC North American Fund Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

OPERATIONS:
Net investment income (loss)	$(127,070)	$10,740
Net realized gain (loss) from security transactions	(53,552)	2,913,537
Change in unrealized appreciation on investments	3,952,342	1,583,789
Net increase in net assets from operations	3,771,720	4,508,066

FROM DISTRIBUTIONS
Net investment income	(164,787)	(132,676)
Net realized gain on investments	(612,188)	(1,700,012)
Net decrease in net assets resulting from distributions paid	(776,975)	(1,832,688)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,806,894	400,881
Reinvestment of distributions	672,678	1,724,223
Payments for shares redeemed	(674,948)	(371,844)
Redemption fees	592	7
Net increase in net assets resulting from capital share transactions	2,805,216	1,753,267

TOTAL INCREASE IN NET ASSETS	5,799,961	4,428,645

NET ASSETS
Beginning of period	35,350,130	30,921,485

End of period (Accumulated net investment income $0 and $0, respectively)	$41,150,091	$35,350,130

CHANGE IN SHARES OUTSTANDING:
Shares sold	238,610	37,097
Reinvestment of distributions	56,718	159,798
Shares redeemed	(60,402)	(34,818)
Net Increase	234,926	162,077
Beginning shares	3,262,234	3,100,157
Ending shares	3,497,160	3,262,234

The accompanying notes are an integral part of these financial statements.

UTC North American Fund Financial Highlights

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of year	$10.84	$9.97	$9.45	$10.19	$9.66

Income from investment operations:
Net investment income (loss) (1)	(0.03)	0.01	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.19	1.45	0.53	(0.37)	0.52
Total from investment operations	1.16	1.46	0.57	(0.35)	0.53

Less distributions
From net investment income	(0.05)	(0.04)	(0.05)	(0.03)	-
From net realized gains	(0.18)	(0.55)	-	(0.36)	-
Total Distributions	(0.23)	(0.59)	(0.05)	(0.39)	-

Paid-in capital from redemption fees (2)	-	-	-	-	-

Net asset value, end of year	$11.77	$10.84	$9.97	$9.45	$10.19

Total return	10.65%	14.68%	6.04%	(3.47)%	5.49%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$41,150	$35,350	$30,921	$29,831	$31,464

Ratio of expenses to average net assets	2.14%	2.25%	2.49%	2.46%	2.51%

Ratio of net investment income (loss) to average net assets	(0.34)%	0.03%	0.43%	0.14%	0.25%

Portfolio turnover rate	4.79%	93.29%	45.95%	114.22%	64.61%

(1) Net investment income (loss) per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2014

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. UTC Fund Services, Inc. (the “Adviser”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation, is the investment adviser to the Fund. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded.    Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors.  Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by  market  makers  or  estimates  of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Corporate bond investments in restricted securities are valued utilizing the Fund’s corporate bond valuation policies.

Summary of Fair Value Measurement at December 31, 2014

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.  ASC 820 establishes  a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability  developed based on  the  best  information  available  in the  circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date.  During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices  in an  active  market,  and  are  therefore  classified within Level  1, include  active  listed domestic  equities, including  listed  REITs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset-backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$-	$56,518	$-	$56,518
Common Stocks	30,804,918	-	-	30,804,918
Corporate Bonds	-	5,824,425	-	5,824,425
Exchange Traded Funds	2,029,109	-	-	2,029,109
REITS	618,194	-	-	618,194
Short-Term Investments	-	2,048,500	-	2,048,500
Total*	$33,452,221	$7,929,443	$-	$41,381,664

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2014 for the Fund.. Transfers between levels are recognized as of the end of the period in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the year ended December 31, 2014.

b)
Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a "more likely than not" standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for Federal and State jurisdictions. Open tax years are those that are open for exam by taxing authorities.  Open tax years include the tax years ended December 31, 2011 through December 31, 2014. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2014. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)
Distributions to Shareholders – Dividends from net investment income, if any, and distributions of net realized gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e)
Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars.  Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.  For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes the Fund does isolate, and treat as ordinary income, the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Other – Investment and shareholder transactions are recorded on the date the securities are purchased or sold (trade date).  Realized gains and losses from investment transactions are reported on the first in, first out (FIFO) cost basis.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2014 were as follows:

	Purchases	Sales
U.S. Government	$-	$-
Other	$2,643,728	$1,719,367

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$33,125,193

Gross unrealized appreciation	9,005,616
Gross unrealized depreciation	(749,145)
Net unrealized appreciation	8,256,471
Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	-
Other accumulated losses	(53,627)
Total accumulated earnings	8,202,844

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2014, the Fund had accumulated capital loss carryforwards of $53,627, which had no expiration. During the year ended December 31, 2014, the Fund utilized no capital loss carryforward.

The tax character of distributions paid during the years ended December 31, 2014 and year December 31, 2013 was as follows:

Distributions paid from:	Year Ended December 31, 2014	Year Ended December 31, 2013
Ordinary Income	$164,787	$132,676
Long-term capital gains	$612,188	$1,700,012

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.  For the fiscal year ended December 31, 2014, distribution in excess of net investment income was increased by $291,857, accumulated net realized loss on investments sold were decreased by $272,904, and capital stock was decreased by $18,953.

The permanent differences primarily relate to long-term capital gain dividend reclass, foreign currency adjustments, adjustments upon sales of partnerships and net operating losses.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund.  U.S. Bank, N.A. serves as Custodian for the Fund.

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to the Trinidad & Tobago Unit Trust Company (“TTUTC”) for personal service and/or maintenance of shareholder accounts.  Service fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended.  Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund.  In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America. The Fund did not pay any brokerage commission fees to UTCFS during the year ended December 31, 2014.

5.	TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund. As of December 31, 2014, the TTUTC owned 67.88% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund and could be deemed to control the Fund.

For the year ended December 31, 2014, the Fund paid to its affiliates, $167,379, $184,758 and $92,379 for advisory, distribution fees and service fees, respectively.

At December 31, 2014, the Fund had payable to its affiliates, $54,999, $96,351 and $48,125 for advisory, distribution fees and service fees, respectively.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

7.	SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after December 31, 2014 through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
UTC North American Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of UTC North American Fund, Inc. (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended prior to December 31, 2012, were audited by other auditors whose report dated February 29, 2012, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UTC North American Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 27, 2015

UTC North American Fund, Inc.

Directors and Officers
(Unaudited)

The management and affairs for the Fund is supervised by the Board of Directors (“Directors”) under the laws of the UTC North American Fund’s state of organization. The Directors and executive officers of the Fund who served during 2014 and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Fund’s Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund toll-free at calling 1-800-368-3322.

DIRECTORS:
Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Ajata Mediratta Age: 49 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 2008 to present; Investment Banker at Bear Stearns 2006 to 2008	1	None
Lucille Mair Age: 71 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 68 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired, Trust Fund Manager, Bureau of Management for the United National Development Programme (UNDP), 2000 to 2006.	1	None
Dionne Hosten Age: 44 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to present	1	None
L. Dominic Rampersad Age: 48 42 Valley View Drive Valley View Maracas, St. Joseph, Trinidad & Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since November 2014	V.P. Finance & IT Secretary Phoenix Park Gas Processors Limited	1	None
Peter Clarke* Age: 59 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since January 2012	Financial Consultant, 2006 to present, Retired as Chief Executive Officer of West Indies Stockbrokers Limited (WISE) in 2005	1	Trinidad and Tobago Unit Trust Corporation since 2006

OFFICERS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe* Age: 46 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer, Interim Treasurer, Secretary and Chief Financial Officer	Indefinite, until successor elected; Since December 2009, Indefinite, until successor elected; Since June 2013
Vice President Advisory Services, Trinidad and Tobago Unit Trust Corporation, 2013-Present; Officer in Charge Financial Advisory & Wealth Management, Trinidad and Tobago Unit Trust Corporation 2011 to 2013; President UTC Financial Services, USA, Inc., 2009 to Present; Chief Marketing Officer - Marketing & International Business, Trinidad & Tobago Unit Trust Corporation, 2007 to 2011; VP Marketing
Ag.,  Telecommunications Services of Trinidad and Tobago TSTT), 2006 to 2007

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

UTC North American Fund, Inc.
(Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:  The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Tax Designation: Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2014, 100.00% of dividends paid from net investment income including short term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund. For the year ended December 31, 2014, 100.00% of dividends paid from net investment income, including short term capital gains from the Fund are designated as qualified dividend income. For the year ended December 31, 2014, the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Section 871(k)(2)(C) for the Fund was 19.55%.

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Peter Clarke, Director, Chairman
L. Dominic Rampersad, Directors
Ajatta Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Amoy Van Lowe, President, Interim Treasurer, Secretary and Interim Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Annual Report
CUSTODIAN
U.S. Bank, N.A.	December 31, 2014
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$17,000	$17,000
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$4,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	$4,500	$4,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By /s/ Amoy Van Lowe
     Amoy Van Lowe, President and Treasurer

Date  March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Amoy Van Lowe
     Amoy Van Lowe, President and Treasurer

Date  March 6, 2015